Exhibit 32

                  CERTIFICATION PURSUANT TO SECTION 906
                    OF THE SARBANES-OXLEY ACT OF 2002

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                      AND CHIEF FINANCIAL OFFICER

                              PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Owen Dukes, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes Oxley Act of 2002, that the Quarterly Report of Propalms, Incorporated on Form 10QSB for the quarterly period ended April 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Propalms, Inc.

                                  /s/ Owen Dukes
                                  ---------------
                                  Owen Dukes, CEO
                                  June 16, 2008


I, Robert Zysblat, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes Oxley Act of 2002, that the Quarterly Report of Propalms, Incorporated on Form 10QSB for the quarterly period ended April 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Propalms, Inc.

                                 /s/ Robert Zysblat
                                 -------------------
                                 Robert Zysblat, CFO
                                 June 16, 2008